UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934

Filed by the Registrant [ x ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[ x ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a -12

                               VSE CORPORATION
              (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ x ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each Class of securities to which transaction applies:  N/A

2. Aggregate number of securities to which transaction applies:  N/A

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4. Proposed maximum aggregate value of transaction:  N/A

5. Total fee paid:  N/A

[   ] Fee paid previously with preliminary materials:

[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1. Amount previously paid:  N/A

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3. Filing Party:  N/A

4. Date Filed:  N/A


 2550 Huntington Avenue, Alexandria, Virginia 22303-1499

                                              Notice of 2009 Annual Meeting of
                                              Stockholders and Proxy Statement

Fellow Stockholders:

       You are cordially invited to attend the annual meeting of stockholders of VSE Corporation ("VSE" or the "Company") to be held on Tuesday, May 5, 2009, commencing at 10:00 a.m., Washington, DC time, at the VSE Building, 2550 Huntington Avenue, Alexandria, Virginia 22303-1499 (the "Annual Meeting").

       We are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our 2008 Annual Report to Stockholders, Proxy Statement and Proxy Card at www.cfpproxy.com/3307. On March 24, 2009, we mailed our stockholders a notice containing instructions on how to access these materials and how to vote their shares online. The notice provides instructions on how you can request a paper or e-mail copy of these materials by mail, telephone or e-mail. If you requested your materials by e-mail, the e-mail contains voting instructions and links to the materials on the Internet. You may vote your shares by Internet, by telephone, by regular mail or in person at the Annual Meeting. Instructions regarding the various methods of voting are contained on the notice and on the Proxy Card.

       The proxy materials describe the formal business to be transacted at the Annual Meeting and a report on the operations of the Company. VSE directors and officers will be present to answer any questions that you and other stockholders may have. Included in the materials is our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, that contains detailed information concerning the Company's activities and operating performance.

       The business to be conducted at the Annual Meeting consists of the election of nine directors and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2009. VSE's Board of Directors (the "Board") unanimously recommends a vote "FOR" the election of each of the director nominees and "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2009. On behalf of the Board, please vote your shares now, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but it will ensure that your vote is counted. Your vote is important.

       Please note the location for the Annual Meeting. The VSE Building is located at 2550 Huntington Avenue, Alexandria, Virginia 22303-1499, just off I-95/I-495 at Exit 176A (Telegraph Road-South). The building is also within walking distance of the Huntington Avenue Metro Station (Yellow Line), using the Lower Level exit to Huntington Avenue. I hope you will be able to join us.

                                              Sincerely,
                                              VSE CORPORATION

                                              /s/ D. M. Ervine

                                              D. M. Ervine
                                              Executive Chairman of the Board
March 24, 2009


                               VSE CORPORATION
           2550 Huntington Avenue, Alexandria, Virginia 22303-1499


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 5, 2009

To the Stockholders of VSE Corporation:

       Notice is hereby given that the annual meeting of stockholders of VSE Corporation, a Delaware corporation ("VSE" or the "Company"), will be held on Tuesday, May 5, 2009, commencing at 10:00 a.m., Washington, DC time, at the VSE Building, 2550 Huntington Avenue, Alexandria, Virginia 22303-1499, for the following purposes:

	1. To elect nine directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

	2. To ratify the appointment of Ernst & Young LLP as VSE's independent registered public accounting firm for the year ending December 31, 2009; and
	3. To transact such other business as may properly come before the meeting or any adjournment thereof.

       Only record holders of VSE common stock as of the close of business on March 6, 2009, will be entitled to notice of, and to vote at, the meeting or any adjournments thereof. The list of stockholders entitled to vote at the meeting or any adjournments thereof will be open to the examination of any stockholder during the 10 days prior to the meeting at VSE's offices located at 2550 Huntington Avenue, Alexandria, Virginia 22303-1499, during ordinary business hours.

       The VSE Corporation 2008 Annual Report to Stockholders, which contains the Company's consolidated financial statements and other information of interest to stockholders, accompanies this proxy material.

       IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. STOCKHOLDERS HAVE A CHOICE OF VOTING BY PROXY CARD, TELEPHONE OR THE INTERNET, AS DESCRIBED ON YOUR PROXY CARD. CHECK YOUR PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD TO SEE WHICH OPTIONS ARE AVAILABLE TO YOU. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY WITHDRAW HIS OR HER PROXY AND VOTE PERSONALLY ON ANY MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

                                         By Order of the Board of Directors

                                         /s/ Thomas M. Kiernan

                                         Thomas M. Kiernan, Secretary
March 24, 2009


_______________________________________________________________________________
[X] PLEASE MARK VOTES          REVOCABLE PROXY
    AS IN THIS EXAMPLE         VSE CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
         MAY 5, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  The undersigned hereby appoints Donald M. Ervine and Thomas M. Kiernan as Proxies, each with the power to appoint his substitute, and hereby authorizes them to vote as designated below, all the Common Stock of VSE Corporation held of record by the undersigned on March 6, 2009, at the annual meeting of stockholders scheduled to be held on May 5, 2009, and at any adjournment thereof.


1.  ELECTION OF DIRECTORS
for all nominees listed              [ ] FOR   [ ] WITHHOLD   [ ] FOR ALL EXCEPT
below, except as marked to
the contrary below.

(01)   Ralph E. Eberhart
(02)   Donald M. Ervine
(03)   Maurice A. Gauthier           INSTRUCTION: To withhold authority to vote
(04)   Clifford M. Kendall           for any nominee(s), mark "For All Except"
(05)   Calvin S. Koonce              and write that nominee's name in the space
(06)   James F. Lafond               provided below.
(07)   David M. Osnos
(08)   Jimmy D. Ross                 __________________________________________
(09)   Bonnie K. Wachtel


2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP as the independent registered public accountant of VSE Corporation for the year ending December 31, 2009.
                                     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote on such other business as may properly come before this meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

Please be sure to date and sign
this proxy card in the box below.

___________________________________________
                       Date


_____ Sign above __________________________



________________________________________________________________________________

   Detach above card, sign, date and mail in postage paid envelope provided.

                               VSE CORPORATION

Please sign exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing as a corporation, please sign full corporate name by President or other authorized officer. If signing as a partnership, please sign in partnership name by authorized person.

                             PLEASE ACT PROMPTLY
       PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY
                   IN THE ENCLOSED POSTAGE-PAID ENVOLOPE.


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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